Segment information	6 Months Ended
Jun. 30, 2026
Disclosure of operating segments [abstract]
Segment information
2.2 Segment information
Operating segments are defined as components of an entity that engage in business activities from which they may earn revenues and incur expenses, whose operating results are reviewed regularly by the entity's chief operating decision maker ("CODM") to assess performance and make resource allocation decisions, and for which discrete financial information is available.
The Company operates a single operating segment. As of June 30, 2026, On’s CODM consists of the Executive Officers, who are the three Co-Founders, two of whom serve as Co-Chief Executive Officers. The financial information regularly reviewed by the CODM to assess performance, make resource allocation decisions, and set compensation targets, is based on financial information presented on a group consolidated basis, accompanied by disaggregated revenue.
On operates as a single-brand consumer products business. This is primarily due to On’s business activities which focus on driving sales growth by increasing overall brand awareness and market share. The key operating expenditures related to cost of sales, distribution, selling, marketing and general and administrative expenses, are either not differentiated across individual components, or are managed to benefit the entire On brand irrespective of the impact on the potential profitability of a particular component. These key operating expenditures are regularly reviewed by the CODM at the group consolidated level. Accordingly, On has determined that it has a single operating and reportable segment.